SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 5, 2003

ZILA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-17521 (Commission File Number)	86-0619668 (IRS Employer Identification No.)

5227 North 7th Street Phoenix, Arizona (Address of Principal Executive Offices)		85014 (Zip Code)

Registrant’s telephone number, including area code (602) 266-6700

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EX-99.1

Item 7. Financial Statements and Exhibits

              (c) Exhibits

Exhibit Number	Description

99.1	Press release dated May 5, 2003

Item 12. Results of Operations and Financial Condition

     On May 5, 2003, Zila, Inc. issued a press release, which is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZILA, INC., a Delaware corporation

Date: May 7, 2003	By:/s/ Dr. Douglas Burkett, Ph.D. Douglas D. Burkett, Ph.D. President and Chief Executive Officer (Principal Executive Officer)